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                                                                    Exhibit 21.1
                            SCHEDULE OF SUBSIDIARIES


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ENTITY NAME                                                                        JURISDICTION OF ORGANIZATION
Chevron Phillips Chemical Puerto Rico Core Inc.                                    Delaware
Phillips Petroleum International Ventures Corporation*                             Panama
Chevron Phillips Chemical Holdings I LLC                                           Delaware
Chevron Phillips Chemical Holdings II LLC                                          Delaware
Phillips Petroleum FSC Corporation                                                 U.S. Virgin Islands
Chevron Phillips International Corporation                                         Bahamas
Chevron Phillips Chemicals Spain S.L.                                              Spain
Chevron Phillips Chemical (China) Company Ltd.                                     China
Chevron Phillips Chemical International Sales LLC                                  Delaware
Chevron Phillips Chemical International Sales Inc.                                 Bahamas
Chevron Phillips Chemical International Ltd.                                       Japan
Phillips Quimica S.A. de C.V.                                                      Mexico
Chevron Phillips Chemical France S.A.R.L.                                          France
Productos Plasticos Plexco S.A. de C.V.                                            Mexico
Plexco International S.A. de C.V.                                                  Mexico
Plexco de Mexico S.A. de C.V.                                                      Mexico
Chevron Phillips Spain Holding Company S.L.                                        Spain
Arabian Chevron Phillips Petrochemical Co.                                         Bermuda
Phillips Petroleum Chemicals (Shanghai) Corp.                                      China
Chevron Phillips Chemicals Asia Pte. Limited                                       Singapore
Chevron Phillips Chemicals Malaysia Sdn Bhd                                        Malaysia
Chevron Phillips Chemicals Germany GmbH                                            Germany
Chevron Phillips Chemical International N.V.                                       Belgium
SouthTex Pipeline Holding Company LLC                                              Delaware
Chevron Phillips Chemical Pipeline Company LLC                                     Delaware
Chevron Phillips Pipeline Company LLC                                              Delaware
Olefins Chemical Holdings I LLC                                                    Delaware
Olefins Chemical Holdings II LLC                                                   Delaware
Chevron Phillips Chemical International Qatar Holdings LLC                         Delaware
Chevron Phillips Chemical International Holdings LLC                               Delaware
Chevron Phillips Chemical Company Qatar LLC                                        Delaware
Drilling Specialties Company LLC                                                   Delaware
Chevron Phillips Chemicals UK Limited                                              England
Phillips Petroleum International Inc.                                              Panama
Chevron Phillips Chemical Italy S.r.L.                                             Italy
USA Olefins Limited Partnership                                                    Delaware
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ENTITY NAME                                                                        JURISDICTION OF INCORPORATION

Sweeny Olefins Limited Partnership                                                 Texas
SouthTex 66 Pipeline Company Ltd.                                                  Texas
Chemical Services, Inc.                                                            Delaware
Phillips Petroleum International Canada Ltd.                                       Canada
Phillips Petroleum International N.V.                                              Belgium
Olefins Investments LLC                                                            Delaware
Chevron Phillips International Chemicals N.V.                                      Belgium
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